UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 12, 2012

ACCO BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

____________________________

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
300 Tower Parkway Lincolnshire, IL 60069		60069
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (847) 541-9500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7—Regulation FD

Item 7.01.	Regulation FD Disclosure.

In connection with the proposed merger (the “Merger”) of the Consumer and Office Products business  (the “C&OP Business”) of MeadWestvaco Corporation (“MWV”) with ACCO Brands Corporation (the “Company”), the Company will today file an amended Registration Statement on Form S-4 (the “Registration Statement”) in which it will disclose that it expects to enter into a new $1,020 million senior secured credit facility (the “Senior Secured Credit Facility”), consisting of a $250 million five-year senior secured revolving credit facility (the “Revolving Facility”) and $770 million in senior secured term loan facilities (the “Term Loan Facilities”).  The Term Loan Facilities are expected to consist of the following:

•	a senior secured term loan A facility in an aggregate principal amount of approximately $95 million to the Company;

•	a senior secured term loan A facility in an aggregate principal amount of approximately $190 million to Monaco Spinco Inc. (the MWV subsidiary which will own the C&OP Business, or “Spinco”);

•	a senior secured term loan A facility in an aggregate principal amount of approximately $35 million to ACCO Brands Canada; and

•	a senior secured term loan B facility in an aggregate principal amount of approximately $450 million to the Company.

Borrowings under the anticipated Senior Secured Credit Facility are expected to occur contemporaneously with, and are subject to, the closing of the Merger (except that Spinco is expected to  incur the indebtedness immediately prior to being spun off to the MWV shareholders, which will occur immediately prior to the Merger).  Borrowings under the Term Loan Facilities will be used to (i) fund the cash portion of the special distribution to be paid by Spinco to MWV in connection with transactions related to the Merger, (ii) repurchase the Company's existing 10.625% Senior Secured Notes due 2015 and fund related consent payments, and (iii) pay other fees and expenses associated with the Merger and related transactions.  Borrowings under the Term Loan Facilities also may be used to redeem a portion of the Company’s existing 7.625% Senior Subordinated Notes due 2015.

The Revolving Facility is expected to be available for working capital and general corporate purposes.  No amounts are expected to be drawn under the Revolving Facility at closing.

In addition to the Senior Secured Credit Facility, following completion of the Merger the Company will guarantee an anticipated $270 million principal amount of senior unsecured notes (“Spinco Notes”) to be issued by Spinco, which will become a wholly owned subsidiary of the Company following the Merger.

Based on the Company’s current expectations concerning the amount of debt to be incurred under the Term Loan Facilities and the Spinco Notes (and assuming no draws under the Revolving Facility) following completion of the Merger, and the anticipated interest rates and other pricing terms with respect to the Senior Secured Credit Facility and the Spinco Notes, the Company believes its annual cash interest payments (assuming current LIBOR rates remain unchanged) will be in a range of $67 to $70 million and its annual GAAP reported interest expense to be between $73 and $76 million.  The Company’s anticipated interest expense could change, possibly by a material amount, if interest rates increase, or due to greater than anticipated borrowing levels.

The Senior Secured Credit Facility is expected to supplant the financing contemplated by the previously disclosed financing commitment letters arranged by the Company.  However, the Company and its lenders have not entered into definitive agreements with respect to the Senior Secured Credit Facility at this time.  Nor have the terms of the Spinco Notes been determined.  Accordingly, the final terms and conditions of Senior Secured Credit Facility, including the pricing of amounts that may be borrowed under the facility, the final terms of the Spinco Notes, including the pricing and total principal amount, and other elements of the combined company financing structure remain subject to change.  Any borrowings under the anticipated Senior Secured Credit Facility will remain subject to customary conditions.

For additional information concerning the Revolving Facility, the Term Loan Facilities and the Spinco Notes, see the Registration Statement, including the disclosures under the caption “Debt Financing.”

Forward-Looking Statements

This Current Report contains certain statements which may constitute “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are subject to certain risks and uncertainties, are made as of the date hereof and the Company assumes no obligation to update them.  The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain.  Because actual results may differ from those predicted by such forward-looking statements, you should not place undue reliance on them when deciding to buy, sell or hold the company’s securities.  Among the factors that could cause the forward looking statements in this Current Report relating to our anticipated interest expense to differ materially from current expectations are: our continued ability to access the capital and credit markets; volatility of market interest rates, and other risks that could increase our cost of financing, including the risks and uncertainties detailed in the company’s Annual Report on Form 10-K for the year ended December 31, 2011, under Item 1A, “Risk Factors,” and in our other SEC filings.  Forward-looking statements relating to the Merger include, but are not limited to: statements about the benefits of the proposed merger, including future financial and operating results, the Company’s plans, objectives, expectations and intentions; the expected timing of completion of the Merger; and other statements relating to the Merger that are not historical facts.  With respect to the Merger, important factors could cause actual results to differ materially from those indicated by such forward-looking statements, including, but not limited to: risks and uncertainties relating to the ability to obtain the requisite Company shareholder approval; the risk that the Company or MWV may be unable to obtain governmental and regulatory approvals required for the Merger, the risk that a condition to closing of the Merger may not be satisfied; the length of time necessary to consummate the Merger; the risk that the cost savings and any other synergies from the Merger may not be fully realized or may take longer to realize than expected and the impact of additional indebtedness.  These risks, as well as other risks associated with the Merger, are more fully discussed in the Registration Statement.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that section. Furthermore, such information shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act, unless specifically incorporated by reference therein. This report will not be deemed a determination or an admission as to the materiality of any information in this Item 7.01 that is required to be disclosed solely by Regulation FD. The information herein may be accurate only as of the date hereof and is subject to change. The Company does not assume any obligation to update the information contained herein.

Additional Information

In connection with the proposed acquisition of the Mead C&OP Business, the Company filed a preliminary registration statement on Form S-4/A with the SEC on February 13, 2012, but this registration statement has not been declared effective. This registration statement, as may be further amended, includes a proxy statement of the Company that also constitutes a prospectus of the Company, and will be sent to the shareholders of the Company. Shareholders are urged to read the proxy statement/prospectus and any other relevant documents when they become available, because they will contain important information about the Company and the proposed merger. The proxy statement/prospectus and other documents (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. The proxy statement/prospectus and other documents (when they are available) can also be obtained free of charge from the Company upon written request to ACCO Brands Corporation, Investor Relations, 300 Tower Parkway, Lincolnshire, Illinois 60069, or by calling (847) 484-3020.

This communication is not a solicitation of a proxy from any security holder of the Company. However, the Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed merger under the rules of the SEC. Information about the directors and executive officers of the Company may be found in its 2011 Annual Report on Form 10-K filed with the SEC on February 23, 2012, and its definitive proxy statement relating to its 2011 Annual Meeting of Shareholders filed with the SEC on April 4, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO BRANDS CORPORATION (Registrant)

Date: March 12, 2012	By:	/s/Steven Rubin
Name: Steven Rubin
Title: Senior Vice President, Secretary and General Counsel